DATE:          FEBRUARY 1, 2007

TO:            RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST,
               ACTING THROUGH DEUTSCHE BANK TRUST COMPANY AMERICAS
               NOT IN ITS INDIVIDUAL CAPACITY
               BUT SOLELY IN ITS CAPACITY AS
               SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE BENEFIT OF THE
               RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST

ATTENTION:     RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST
FACSIMILE:     714-247-6285

TO:            RESIDENTIAL FUNDING SECURITIES, LLC

ADDRESS :      7501 WISCONSIN AVE, SUITE 900
               BETHESDA, MD 20814

ATTENTION:     STEVE MILSTEIN
FACSIMILE:     301-664-6901

FROM :  HSBC BANK USA, NATIONAL ASSOCIATION
FACSIMILE :    212-525-5517

SUBJECT:       FIXED INCOME DERIVATIVES CONFIRMATION

REFERENCE:     458541HN
----------------------------------------------------------------------------------------------

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the  terms and conditions  of the  current  Transaction  entered  into on the Trade Date  specified  below (the
"TRANSACTION")  between HSBC Bank USA, National  Association ("PARTY A") and Deutsche Bank Trust
Company  Americas,  not  individually,  but solely as  supplemental  interest trust trustee (the
"Supplemental  Interest  Trust  Trustee")  on behalf of the  supplemental  interest  trust  with respect to the RALI Series  2007-QA2  Supplemental  Interest Trust (the  "Supplemental  Interest
Trust")  ("PARTY B") created  under the Series  Supplement,  dated as of February 1, 2006 to the standard  terms to the Pooling and Servicing  Agreement,  dated as of December 1, 2006 (together the "POOLING AND SERVICING  AGREEMENT"),  among Residential  Accredit Loans, Inc., as Depositor,
Residential  Funding  Company,  LLC,  as  Master  Servicer,  and  Deutsche  Bank  Trust  Company
Americas,  as trustee and supplemental  interest trust trustee.  This  Confirmation  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below and  replaces  any  previous  agreement  between us with  respect to the subject
matter  hereof.   This  Confirmation   constitutes  a  "CONFIRMATION"  and  also  constitutes  a
"SCHEDULE" as referred to in the ISDA Master  Agreement,  and  Paragraph 13 of a Credit  Support
Annex to the Schedule.

1.      This Confirmation shall supplement,  form a part of, and be subject to an agreement in the form of the ISDA Master  Agreement  (Multicurrency  - Cross Border) as published and copyrighted in 1992 by the International  Swaps and Derivatives  Association,  Inc. (the
        "ISDA  MASTER  AGREEMENT"),  as if Party A and Party B had executed an agreement in such form on the date  hereof,  with a Schedule as set forth in Item 3 of this  Confirmation, and an ISDA Credit Support Annex  (Bilateral Form - ISDA Agreements  Subject to New York
        Law Only version) as published and  copyrighted in 1994 by the  International  Swaps and
        Derivatives Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto
        (the "CREDIT SUPPORT  ANNEX").  For the avoidance of doubt,  the  Transaction  described herein  shall be the sole  Transaction  governed by such ISDA Master  Agreement.  In the event of any inconsistency among any of the following  documents,  the relevant document first listed shall govern: (i) this Confirmation,  exclusive of the provisions set forth in Item 3 hereof  and Annex A hereto;  (ii) the  provisions  set forth in Item 3 hereof, which are  incorporated by reference into the Schedule;  (iii) the Credit Support Annex;
        (iv) the Definitions; and (v) the ISDA Master Agreement.

        Each reference herein to a "Section"  (unless  specifically  referencing the Pooling and
        Servicing  Agreement)  or to a "Section"  "of this  Agreement"  will be  construed  as a reference to a Section of the ISDA Master  Agreement;  each herein reference to a "Part"
        will be construed as a reference  to the  provisions  herein  deemed  incorporated  in a
        Schedule to the ISDA Master  Agreement;  each reference  herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

        Type of Transaction:                Interest Rate Swap

        Notional Amount:                    With  respect  to  any  Calculation   Period,  the
                                            amount  set forth for such  period on  Schedule  I
                                            attached hereto.

        Trade Date:                         February 1, 2007

        Effective Date:                     February 27, 2007

        Termination Date:                   February 25, 2012

        Fixed Amounts:

               Fixed Rate Payer:            Party B

               Fixed Rate Payer
               Period End Dates:            The 25th  calendar  day of each  month  during the
                                            Term of this  Transaction,  commencing  March  25,
                                            2007, and ending on the Termination  Date, with No
                                            Adjustment.

               Fixed Rate Payer
               Payment Dates:               Early  Payment - Two Business  Days  preceding the
                                            25th  calendar  day of each month  during the Term
                                            of this  Transaction,  commencing  March 25, 2007,
                                            and  ending on the  Termination  Date,  subject to
                                            adjustment  in   accordance   with  the  Following
                                            Business Day Convention.

               Fixed Rate:                  5.320%

               Fixed Amount:                To be determined in accordance with the following
                                            formula:

                                            Fixed  Rate*Notional  Amount*Fixed  Rate Day Count
                                            Fraction

               Fixed Rate Day
               Count Fraction:              30/360

        Floating Amounts:

               Floating Rate Payer:         Party A

               Floating Rate Payer
               Period End Dates:            The 25th  calendar  day of each  month  during the
                                            Term of this  Transaction,  commencing  March  25,
                                            2007, and ending on the Termination Date,  subject
                                            to adjustment in accordance  with the Business Day
                                            Convention.

               Floating Rate Payer
               Payment Dates:               Early  Payment - Two Business  Days  preceding the
                                            25th  calendar  day of each month  during the Term
                                            of this  Transaction,  commencing  March 25, 2007,
                                            and  ending on the  Termination  Date,  subject to
                                            adjustment  in  accordance  with the  Business Day
                                            Convention.

               Floating Rate Option:        USD-LIBOR-BBA

               Floating Amount:             To be determined in accordance with the following
                                            formula:

                                            Floating  Rate   Option*Notional   Amount*Floating
                                            Rate Day Count Fraction

               Designated Maturity:         One month

               Floating Rate Day
               Count Fraction:              Actual/360

               Reset Dates:                 The first day of each Calculation Period.

               Compounding:                 Inapplicable

               Business Days:               New York

               Business Day Convention:     Following

               Calculation Agent:           Party A

3.      Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1. TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)     "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)     "SPECIFIED TRANSACTION" will not apply to Party A or Party B for any purpose.

(c)     EVENTS OF DEFAULT.

        The statement  below that an Event of Default will apply to a specific  party means that upon the  occurrence  of such an Event of Default with respect to such party,  the other party  shall  have  the  rights  of a  Non-defaulting  Party  under  Section  6 of  this
        Agreement;  conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)     The "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i) will apply to Party A and will apply to Party B;  provided,  however,  that  Section  5(a)(i) is hereby amended by replacing the word "third" with the word "first";  provided,  further, that notwithstanding  anything to the contrary in Section 5(a)(i), any failure by
               Party  A to  comply  with  or  perform  any  obligation  to be  complied  with or performed  by Party A under the Credit  Support  Annex  shall not  constitute  an
               Event of Default under Section  5(a)(i) unless (A) a Required  Ratings  Downgrade
               Event has occurred and been  continuing  for 30 or more Local  Business  Days and
               (B) such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(ii)    The "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)   The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to Party B except  that  Section  5(a)(iii)(1)  will  apply to
               Party B solely in respect of Party B's  obligations  under  Paragraph 3(b) of the
               Credit Support Annex;  provided,  however,  that notwithstanding  anything to the contrary  in  Section  5(a)(iii)(1),  any  failure  by Party A to comply  with or perform any  obligation  to be complied  with or  performed  by Party A under the
               Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
               5(a)(iii)  unless (A) a Required  Ratings  Downgrade  Event has occurred and been continuing  for 30 or more  Local  Business  Days  and (B)  such  failure  is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(iv)    The "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)     The "DEFAULT UNDER SPECIFIED TRANSACTION"  provisions of Section 5(a)(v) will apply to
               Party A and will not apply to Party B.

(vi)    The "CROSS DEFAULT"  provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For  purposes  of  Section  5(a)(vi),  solely  with  respect to
               Party A:

               "Specified  Indebtedness"  will have the meaning specified in Section 14 , except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

               "Threshold  Amount"  means  with  respect  to  Party A an  amount  equal to three percent  (3%) of the  Shareholders'  Equity of Party A (as set forth in Party A's
               Call Report) or, if applicable, the Eligible Guarantor.

               "Shareholders'  Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited  financial  statements of such entity) of
               (i) its capital  stock  (including  preferred  stock)  outstanding,  taken at par value,  (ii) its capital  surplus  and (iii) its  retained  earnings,  minus (iv)
               treasury  stock,  each to be  determined in accordance  with  generally  accepted accounting principles.

(vii)   The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except  that  the  provisions  of  Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become  subject),  (7) and (9) will not  apply to Party B;  provided  that,  with respect to Party B only,  Section  5(a)(vii)(4) is hereby amended by adding after the  words  "against  it"  the  words  "(excluding  any  proceeding  or  petition instituted or presented by Party A or its Affiliates)",  and Section 5(a)(vii)(8)
               is hereby  amended by deleting the words "to (7)  inclusive"  and inserting  lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)  The "MERGER WITHOUT  ASSUMPTION"  provisions of Section 5(a)(viii) will apply to Party
               A and will apply to Party B.

(d)     TERMINATION EVENTS.

        The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected
        Party with respect to a Tax Event,  the Burdened  Party with respect to a Tax Event Upon
        Merger (except as noted below) or the non-Affected  Party with respect to a Credit Event
        Upon Merger,  as the case may be, such specific  party shall have the right to designate an Early  Termination  Date in accordance with Section 6 of this Agreement;  conversely, the  statement  below that such an event will not apply to a specific  party  means that such party shall not have such right;  provided,  however,  with respect to "Illegality"
        the  statement  that such  event  will  apply to a  specific  party  means that upon the occurrence  of such a Termination  Event with respect to such party,  either party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this Agreement.

        (i)    The  "ILLEGALITY"  provisions  of Section  5(b)(i) will apply to Party A and will apply to Party B.

        (ii)   The "TAX  EVENT"  provisions  of  Section  5(b)(ii)  will apply to Party A except that,  for purposes of the  application  of Section  5(b)(ii) to Party A, Section
               5(b)(ii)  is hereby  amended by  deleting  the words  "(x) any action  taken by a taxing authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this  Agreement)  or (y)", and the "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party B.

        (iii)  The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii) will apply to Party
               A and will  apply to Party B,  provided  that  Party A shall not be  entitled  to designate  an Early  Termination  Date by reason of a Tax  Event  upon  Merger in respect of which it is the Affected Party.

        (iv)   The "CREDIT EVENT UPON MERGER"  provisions of Section  5(b)(iv) will not apply to
               Party A and will not apply to Party B.

(e)     The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)     Market  Quotation will apply,  provided,  however,  that, in the event of a Derivative
               Provider Trigger Event, the following provisions will apply:

               (A)    The  definition of Market  Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                      "MARKET   QUOTATION"  means,  with  respect  to  one  or  more  Terminated
                      Transactions,  a Firm Offer which is (1) made by a Reference  Market-maker that is an Eligible  Replacement,  (2) for an amount that would be paid to
                      Party B (expressed  as a negative  number) or by Party B  (expressed  as a positive  number) in  consideration  of an agreement  between  Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and
                      (3) made on the basis that  Unpaid  Amounts  in respect of the  Terminated
                      Transaction  or group of  Transactions  are to be  excluded  but,  without limitation,  any payment or  delivery  that  would,  but for the  relevant
                      Early  Termination  Date,  have been required  (assuming  satisfaction  of each applicable  condition  precedent)  after that Early  Termination Date is to be  included.  The party  making  the  determination  (or its agent)
                      will request each Reference  Market-maker  to provide its quotation to the extent  reasonably  practicable  as of the  same  day  and  time  (without regard to different  time zones) on or as soon as  reasonably  practicable after the relevant  Early  Termination  Date. The day and time as of which those  quotations  are to be  obtained  will be  selected in good faith by the party obliged to make a  determination  under  Section  6(e),  and, if each party is so obliged, after consultation with the other.

               (B)    The  definition of Settlement  Amount shall be deleted in its entirety and replaced with the following:

                      "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by Party B based on  information  provided by the
                      Reference Market-Maker) equal to:

                      (a)    If a Market  Quotation for the relevant  Terminated  Transaction or group of  Terminated  Transactions  is accepted by Party B so as to become  legally  binding  on or before  the day  falling  ten Local
                             Business  Days  after the day on which the Early  Termination  Date is  designated,  or  such  later  day as  Party  B may  specify  in writing  to Party A, but in  either  case no later  than one  Local
                             Business  Day prior to the Early  Termination  Date (such day,  the
                             "Latest  Settlement  Amount  Determination  Day"),  the Termination
                             Currency  Equivalent of the amount  (whether  positive or negative)
                             of such Market Quotation;

                      (b)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  has  been  accepted  by  Party B so as to become  legally  binding  and one or more  Market  Quotations  from
                             Approved   Replacements  have  been  made  and  remain  capable  of
                             becoming  legally binding upon  acceptance,  the Settlement  Amount shall  equal the  Termination  Currency  Equivalent  of the  amount
                             (whether  positive  or  negative)  of the  lowest  of  such  Market
                             Quotations  (for the avoidance of doubt,  the lowest of such Market
                             Quotations  shall be the lowest  Market  Quotation  of such  Market
                             Quotations  expressed  as a  positive  number  or,  if any of  such
                             Market  Quotations  is expressed as a negative  number,  the Market
                             Quotation   expressed  as  a  negative   number  with  the  largest
                             absolute value); or

                      (c)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  is  accepted  by Party B so as to  become
                             legally   binding  and  no  Market   Quotation   from  an  Approved
                             Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the  Settlement  Amount  shall  equal  Party  B's Loss
                             (whether  positive or negative and without  reference to any Unpaid
                             Amounts)  for the  relevant  Terminated  Transaction  or  group  of
                             Terminated Transactions.

               (C)    If Party B  requests  Party A in  writing  to  obtain  Market  Quotations,
                      Party A shall  use its  reasonable  efforts  to do so  before  the  Latest
                      Settlement Amount Determination Day.

               (D)    If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                      "(3) Second Method and Market  Quotation.  If the Second Method and Market
                      Quotation  apply,  (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in  respect  of the  Terminated
                      Transactions,  (II) Party B shall pay to Party A the Termination  Currency
                      Equivalent  of the  Unpaid  Amounts  owing  to Party A and  (III)  Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                      Amounts  owing  to  Party  B;  provided,  however,  that  (x) the  amounts payable under the  immediately  preceding  clauses (II) and (III) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and
                      (y)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the  immediately  preceding  clause  (III)  shall not be  netted-off  against  any  amount  payable  by  Party B  under  the immediately preceding clause (I)."

               (E)    At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market Quotations from Approved  Replacements  remain capable of becoming  legally  binding  upon  acceptance,  Party B shall be entitled  to accept  only the lowest of such  Market  Quotations  (for the avoidance  of doubt,  the lowest of such  Market  Quotations  shall be the
                      lowest  Market  Quotation  of  such  Market  Quotations   expressed  as  a
                      positive  number or, if any of such Market  Quotations  is  expressed as a negative  number,  the Market  Quotation  expressed  as a negative  number with the largest absolute value).

(ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means USD.

(h)     ADDITIONAL  TERMINATION EVENTS.  Additional Termination Events will apply as provided in
Part 5(c).

PART 2.        TAX MATTERS.

(a)     TAX REPRESENTATIONS.

        (i)    PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:
               (A)    Party A makes the following representation(s):

                      It is not  required by any  applicable  law, as modified by the practice
                      of  any  relevant  governmental  revenue  authority,   of  any  Relevant
                      Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
                      6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on:
                      the accuracy of any representations  made by the other party pursuant to
                      Section 3(f) of this Agreement;  (ii) the  satisfaction of the agreement contained  in Section  4(a)(i) or 4(a)(iii)  of this  Agreement  and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii)
                      the  satisfaction  of the  agreement  of the other  party  contained  in
                      Section 4(d) of this  Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii)
                      by reason of material prejudice to its legal or commercial position.

               (B)    Party B makes the following representation(s):

                      None.

(ii)    PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

               (A)    Party A makes the following representation(s):

                      Party A is a national  banking  association  organized under the federal laws of the United States and its U.S.  taxpayer  identification  number is 20-1177241.

               (B)    Party B makes the following representation(s):

                      None.

(b)     TAX PROVISIONS.

        (i)    GROSS  UP.  Section  2(d)(i)(4)  shall  not  apply to  Party B as X, and  Section
               2(d)(ii)  shall not  apply to Party B as Y, in each case such that  Party B shall not be required to pay any additional amounts referred to therein.

        (ii)   INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax" in  Section  14 is deleted in its entirety and replaced with the following:

               "INDEMNIFIABLE  TAX"  means,  in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3.        AGREEMENT TO DELIVER DOCUMENTS.

 (a)    For the  purpose of  Section  4(a)(i),  tax  forms,  documents,  or  certificates  to be delivered are:

PARTY REQUIRED TO   FORM/DOCUMENT/                           DATE BY WHICH TO
DELIVER DOCUMENT    CERTIFICATE                              BE DELIVERED
Party A             A correct,  complete and duly executed   to be provided upon request
                    U.S.  Internal  Revenue  Service  Form
                    (or successor thereto),  together with
                    appropriate     attachments,      that
                    eliminates  U.S.  federal  withholding
                    and   backup    withholding   Tax   on
                    payments   to   Party  A  under   this
                    Agreement.
Party B             Tax forms  relating to the  beneficial   to be provided upon request
                    owner  of  payments  to  Party B under
                    this Agreement from time to time

(b)     For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO   FORM/DOCUMENT/                   DATE BY WHICH TO                 COVERED BY
DELIVER DOCUMENT    CERTIFICATE                      BE DELIVERED                     SECTION 3(D)
                                                                                      REPRESENTATION
Party A and         Any  documents   required  by    Upon the execution and           Yes
Party B             the   receiving    party   to    delivery of this Agreement
                    evidence  the   authority  of
                    the  delivering  party or its
                    Credit Support  Provider,  if
                    any,  for it to  execute  and
                    deliver the  Agreement,  this
                    Confirmation,  and any Credit
                    Support  Documents  to  which
                    it  is  a   party,   and   to
                    evidence  the   authority  of
                    the  delivering  party or its
                    Credit  Support  Provider  to
                    perform    its    obligations
                    under  the  Agreement,   this
                    Confirmation  and any  Credit
                    Support   Document,   as  the
                    case may be
Party A and         A certificate  of an authorized  Upon the execution and           Yes
Party B             officer  of  the  party,  as to  delivery of this Agreement the  incumbency  and  authority
                    of the  respective  officers of
                    the    party     signing    the
                    Agreement,  this  Confirmation,
                    and   any    relevant    Credit
                    Support  Document,  as the case
                    may be
Party A             Annual Financial  Statements of  Promptly upon request made by    Yes
                    Party A as set  forth  in Party  Party B
                    A's Call Report
Party A             Quarterly Financial  Statements  Promptly upon request made by    Yes
                    of  Party  A as  set  forth  in  Party B
                    Party A's Call Report
Party A             An  opinion of counsel to Party  Upon the execution and           No
                    A                                delivery of this Agreement

PART 4.  MISCELLANEOUS.

(a)     ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Party A:

        Address:             452 Fifth Avenue, New York, NY  10018
        Attention:           Christian McGreevy
        Facsimile:           212-525-8710
        Telephone:           212-525-5517

     Please direct all settlement inquiries to:

               HSBC Bank USA, National Association
               Derivative Settlements
               Attention:    Jeffrey Lombino
               Telephone:    (212) 525-5393
               Fax:          (212) 525-6903

        (For all purposes)

        Address for notices or communications to Party B:

               Address:      RALI Series 2007-QA2 Supplemental Interest Trust,
                             c/o Deutsche Bank Trust Company Americas
                             1761 East St. Andrew Place
                             Santa Ana, California 92705

               Attn:         RALI Series 2007-QA2 Supplemental Interest Trust
               Fax:          714-247-6285

               with a copy to:

               Address:      Residential Funding Company, LLC
                             2255 North Ontario, Suite 400
                             Burbank, CA
               Attention:    Bond Administration
               Facsimile No.:(818) 260-1815
               Telephone No:

        (For all purposes)

(b)     PROCESS AGENT.  For the purpose of Section 13(c):

        Party A appoints as its Process Agent:  Not applicable.

        Party B appoints as its Process Agent:  Not applicable.

(c)     OFFICES.  The provisions of Section 10(a) will apply to this Agreement

(d)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e)     CALCULATION  AGENT.  The  Calculation  Agent is Party A; provided,  however,  that if an
        Event of Default  shall have  occurred  with  respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A.

(f)     CREDIT SUPPORT DOCUMENT.

        Party A:      The  Credit  Support  Annex,  and any  guarantee  in  support of Party A's obligations under this Agreement.

        Party B:      None

(g)     CREDIT SUPPORT PROVIDER.

        Party A:      The  guarantor  under any  guarantee  in support of Party A's  obligations under this Agreement.

        Party B:      None.

(h)     GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the State of
        New York shall govern their rights and duties in whole,  without  regard to the conflict of law provisions  thereof other than New York General  Obligations  Law Sections 5-1401 and 5-1402.

(i)     NETTING OF  PAYMENTS.  The parties  agree that  subparagraph  (ii) of Section  2(c) will apply to each Transaction hereunder.

(j)     AFFILIATE.   "Affiliate"  shall  have  the  meaning  assigned  thereto  in  Section  14;
        provided,  however,  that Party A and Party B shall be deemed to have no Affiliates  for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5.        OTHERS PROVISIONS.

(a)     DEFINITIONS.  Unless  otherwise  specified in a  Confirmation,  this  Agreement and each
        Transaction  under this Agreement are subject to the 2000 ISDA  Definitions as published and copyrighted in 2000 by the  International  Swaps and Derivatives  Association,  Inc.
        (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set  forth in the  Definitions,  without  regard  to any  amendment  to the  Definitions
        subsequent  to  the  date  hereof.   The  provisions  of  the   Definitions  are  hereby
        incorporated by reference in and shall be deemed a part of this  Agreement,  except that
        (i) references in the Definitions to a "Swap  Transaction" shall be deemed references to a "Transaction"  for purposes of this Agreement,  and (ii) references to a "Transaction"
        in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)     AMENDMENTS TO ISDA MASTER AGREEMENT.

        (i)    SINGLE  AGREEMENT.  Section  1(c) is  hereby  amended  by the  adding  the  words
               "including,  for the  avoidance  of doubt,  the Credit  Support  Annex" after the words "Master Agreement".

        (ii)   CONDITIONS PRECEDENT.Section   2(a)(iii)   is  hereby   amended   by  adding  the
               following at the end thereof:

               Notwithstanding anything to the contrary in Section 2(a)(iii)(1),  if an Event of
               Default  with  respect to Party B or  Potential  Event of Default with respect to
               Party B has occurred and been  continuing  for more than 30 Local  Business  Days and no  Early  Termination  Date in  respect  of the  Affected  Transactions  has occurred or been  effectively  designated by Party A, the  obligations of Party A under Section  2(a)(i)  shall cease to be subject to the condition  precedent set forth in Section  2(a)(iii)(1)  with respect to such specific  occurrence of such
               Event of  Default or such  Potential  Event of Default  (the  "SPECIFIC  EVENT");
               provided,  however,  for the avoidance of doubt, the obligations of Party A under
               Section 2(a)(i) shall be subject to the condition  precedent set forth in Section
               2(a)(iii)(1)   (subject  to  the  foregoing)   with  respect  to  any  subsequent
               occurrence  of the same Event of  Default  with  respect to Party B or  Potential
               Event of Default with  respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence of any other Event of Default with  respect to Party B or  Potential  Event of Default  with respect to Party B that occurs subsequent to the Specific Event.

        (iii)  CHANGE  OF  ACCOUNT.  Section  2(b) is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:

               "to  another  account  in the same  legal and tax  jurisdiction  as the  original account".

        (iv)   REPRESENTATIONS.  Section 3 is hereby  amended by adding at the end  thereof  the following subsection (g):

               "(g)   Relationship Between Parties.

                      (1)    Nonreliance.   (i)  It  is  not   relying  on  any   statement   or
                             representation   of  the  other  party  regarding  the  Transaction
                             (whether   written  or  oral),   other  than  the   representations
                             expressly  made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has consulted with its own legal, regulatory,  tax,  business,  investment,  financial and accounting advisors  to the  extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading  decisions based upon its own  judgment  and upon any  advice  from such  advisors  as it has deemed  necessary  and not  upon any view  expressed  by the  other party.

                      (2)    Evaluation   and   Understanding.   (i)  It  has  the  capacity  to
                             evaluate  (internally or through independent  professional  advice)
                             the  Transaction  and has made its own decision  subject to Section
                             6(n) of this  Agreement to enter into the  Transaction  and (ii) It understands  the  terms,  conditions  and risks of the  Transaction and is willing and able to accept  those terms and  conditions  and to assume those risks, financially and otherwise.

                      (3)    Purpose.  It is entering into the  Transaction  for the purposes of managing its  borrowings  or  investments,  hedging its  underlying assets or liabilities or in connection with a line of business.

                      (4)    Status  of  Parties.  The  other  party is not  acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                      (5)    Eligible   Contract   Participant.   It   is  an   "eligible   swap
                             participant"  as such term is defined  in,  Section  35.1(b)(2)  of
                             the  regulations  (17  C.F.R.   35)  promulgated   under,   and  an
                             "eligible  contract  participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

        (v)    TRANSFER TO AVOID  TERMINATION  EVENT.  Section 6(b)(ii) is hereby amended by (i)
               deleting the words "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the  Affected  Party,"  and (ii) by  deleting  the  words  "to  transfer"  and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi)   JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting in the second line of subparagraph (i) thereof the word "non-",  (ii) deleting "; and" from the end of  subparagraph 1 and inserting "." in lieu thereof,  and (iii) deleting the final paragraph thereof.

        (vii)  LOCAL  BUSINESS  DAY.  The  definition  of Local  Business  Day in  Section 14 is hereby  amended by the  addition  of the words "or any Credit  Support  Document"
               after  "Section  2(a)(i)"  and the  addition  of the  words  "or  Credit  Support
               Document" after "Confirmation".

(c)     ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)     FIRST  RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a  Moody's  Second
               Trigger  Ratings  Event has  occurred  and been  continuing  for 30 or more Local
               Business  Days  and  (B)  Party A has  failed  to  comply  with  or  perform  any obligation  to be complied  with or performed by Party A in  accordance  with the
               Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect  to  Party A and  Party A shall  be the sole  Affected  Party  with respect to such Additional Termination Event.

(II)    SECOND RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has
               occurred and been  continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement has made a Firm Offer to be the transferee of all of Party A's rights and  obligations  under this  Agreement  (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement upon  acceptance  by the offeree)  and/or (ii) an Eligible  Guarantor  has made a
               Firm Offer to  provide  an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately upon acceptance by the offeree),  then an Additional Termination Event shall have occurred  with  respect to Party A and Party A shall be the sole  Affected  Party with respect to such Additional Termination Event.

        (iii)  REGULATION AB: If, upon the occurrence of a disclosure  event pursuant to Section
               2  of  the   Indemnification   Agreement,   dated   February   27,   2007,   (the
               "Indemnification  Agreement") by and among Party A,  Residential  Accredit Loans,
               Inc. and Residential Funding Company,  LLC, Party A has not, within 10 days after such disclosure  event (a) provided the information  required by Section 2 of the
               Indemnification  Agreement,  (b)  secured  another  entity to replace  Party A as party to this  Agreement,  on terms  substantially  similar to this Agreement and subject  to prior  notification  to the  Rating  Agencies,  which  entity  (and a guarantor  therefore) meets or exceeds the Approved Ratings  Threshold (and which satisfies  the Rating Agency  Condition)  and which entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB and (c) obtain a  guaranty  of
               Party A's  obligations  under this Agreement from an affiliate of Party A that is able to comply with the financial  information  disclosure  requirements  of Item
               1115 of Regulation AB, such that disclosure  provided in respect of the affiliate will  satisfy  any  disclosure  requirements  applicable  to  Party  A,  then  an
               Additional  Termination  Event shall have  occurred  with  respect to Party A and
               Party  A shall  be the  sole  affected  party  with  respect  to such  Additional
               Termination Event

        (iv)   OPTIONAL  TERMINATION OF  SECURITIZATION.  An Additional  Termination Event shall occur upon the notice to Certificate holders of an Optional  Termination becoming unrescindable  in  accordance  with  Article  IX of  the  Pooling  and  Servicing
               Agreement  (such notice,  the  "OPTIONAL  TERMINATION  NOTICE").  With respect to such  Additional  Termination  Event:  (A)  Party B shall  be the  sole  Affected
               Party;  (B)  notwithstanding  anything  to the  contrary  in Section  6(b)(iv) or
               Section  6(c)(i),   the  final   Distribution  Date  specified  in  the  Optional
               Termination  Notice is hereby  designated as the Early  Termination Date for this
               Additional  Termination  Event  in  respect  of all  Affected  Transactions;  (C)
               Section  2(a)(iii)(2)  shall not be  applicable  to any Affected  Transaction  in connection  with the  Early  Termination  Date  resulting  from  this  Additional
               Termination Event;  notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries  under Section  2(a)(i) or Section 2(e) in respect of the
               Terminated  Transactions resulting from this Additional Termination Event will be required to be made through and including the Early  Termination  Date designated as a result of this Additional  Termination Event; provided, for the avoidance of doubt,  that any such  payments or  deliveries  that are made on or prior to such
               Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early  Termination  Date;  (D)  notwithstanding anything to the  contrary in Section  6(d)(i),  (I) if, no later than 4:00 pm New
               York  City  time  on the day  that  is four  Business  Days  prior  to the  final
               Distribution Date specified in the Optional  Termination Notice, the Supplemental
               Interest  Trust  Trustee  requests the amount of the Estimated  Swap  Termination
               Payment,  Party A shall  provide to the  Supplemental  Interest  Trust Trustee in writing  (which may be done in  electronic  format)  the amount of the  Estimated
               Swap  Termination  Payment  no  later  than  2:00 pm New  York  City  time on the following  Business  Day and  (II) if the  Supplemental  Interest  Trust  Trustee
               provides  written  notice (which may be done in electronic  format) to Party A no later than two Business Days prior to the final  Distribution  Date  specified in
               the  Optional   Termination   Notice  that  all   requirements  of  the  Optional
               Termination  have been met,  then Party A shall,  no later than one  Business Day prior to the  final  Distribution  Date  specified  in the  Optional  Termination
               Notice,  make the  calculations  contemplated  by Section 6(e) of the ISDA Master
               Agreement  (as amended  herein) and provide to the  Supplemental  Interest  Trust
               Trustee in writing  (which may be done in electronic  format) the amount  payable by either Party B or Party A in respect of the related Early  Termination Date in connection with this Additional  Termination Event;  provided,  however, that the amount  payable by Party B, if any, in respect of the related  Early  Termination
               Date  shall  be the  lesser  of (x) the  amount  calculated  to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination  Payment; and (E)
               notwithstanding  anything to the contrary in this Agreement,  any amount due from
               Party B to  Party A in  respect  of this  Additional  Termination  Event  will be payable on the final  Distribution  Date  specified in the  Optional  Termination
               Notice and any  amount due from Party A to Party B in respect of this  Additional
               Termination   Event  will  be  payable  one  Business  Day  prior  to  the  final
               Distribution Date specified  in the Optional Termination Notice.

(d)     REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event  that no  Relevant  Entity has credit ratings at least  equal to the  Required  Ratings  Threshold  (such  event,  a "REQUIRED
        RATINGS DOWNGRADE EVENT"), then Party A shall, as soon as reasonably  practicable and so long as a Required  Ratings  Downgrade  Event is in effect,  at its own  expense,  using commercially  reasonable  efforts,  procure  either (A) a  Permitted  Transfer or (B) an
        Eligible Guarantee from an Eligible Guarantor.

(e)     TRANSFERS.

        (i)    Section 7 is hereby amended to read in its entirety as follows:

               "Subject  to  Section  6(b)(ii),  Part  5(d),  neither  Party  A nor  Party  B is permitted  to  assign,  novate  or  transfer  (whether  by  way  of  security  or otherwise)  as a whole or in part any of its  rights,  obligations  or  interests under the Agreement or any  Transaction  without (a) the prior written consent of the other party and (b)  satisfaction of the Rating Agency Condition with respect to S&P and Moody's."

        (ii)   If an Eligible  Replacement  has made a Firm Offer  (which  remains an offer that will become  legally  binding upon  acceptance  by Party B) to be the  transferee pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written  request and at Party A's expense  execute  such  documentation  as is  reasonably  deemed necessary by Party A to effect such transfer.

(f)     NON-RECOURSE.  Party A  acknowledges  and agree that,  notwithstanding  any provision in this  Agreement  to the  contrary,  the  obligations  of Party B  hereunder  are limited recourse  obligations  of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  employees,  shareholders  or affiliates of the Party B with  respect  to  any  claims,  losses,  damages,  liabilities,  indemnities  or  other obligations in connection with any transactions  contemplated  hereby. In the event that the  Supplemental  Interest Trust and the proceeds  thereof,  should be  insufficient to satisfy all claims  outstanding and following the realization of the account held by the
        Supplemental  Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master  Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter not revive.  The Supplemental  Interest
        Trust  Trustee  shall not have  liability  for any  failure or delay in making a payment hereunder  to Party A due to any  failure or delay in  receiving  amounts in the account held by the  Supplemental  Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement.  This provision will survive the termination of this Agreement.

(g)     TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section  6(d)(ii),  to the extent that all or a portion (in either case, the
        "Unfunded  Amount")  of any  amount  that is  calculated  as being due in respect of any
        Early  Termination Date under Section 6(e) from Party B to Party A will be paid by Party
        B  from  amounts  other  than  any  upfront  payment  paid  to  Party  B by an  Eligible
        Replacement that has entered a Replacement  Transaction with Party B, then such Unfunded
        Amount  shall be due on the next  subsequent  Distribution  Date  following  the date on which the payment  would have been  payable as  determined  in  accordance  with Section
        6(d)(ii), and on any subsequent  Distribution Dates until paid in full (or if such Early
        Termination  Date is the final  Distribution  Date,  on such final  Distribution  Date);
        provided,  however,  that if the date on which the  payment  would have been  payable as determined in accordance  with Section  6(d)(ii) is a  Distribution  Date,  such payment will be payable on such Distribution Date.

(h)     RATING AGENCY  NOTIFICATIONS.  Except as otherwise provided herein, no Early Termination
        Date shall be effectively  designated hereunder by Party B and no transfer of any rights or  obligations  under this  Agreement  shall be made by either  party  unless each Swap
        Rating Agency has been given prior written notice of such designation or transfer.

(i)     NO  SET-OFF.  Except  as  expressly  provided  for in  Section  2(c),  Section 6 or Part
        1(f)(i)(D)  hereof,  and  notwithstanding  any other  provision of this Agreement or any other existing or future agreement,  each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any obligation  between it and the other  party  under any other  agreements.  Section  6(e)
        shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant to this Section will be subject to any Set-off."

(j)     AMENDMENT.  Notwithstanding  any  provision  to  the  contrary  in  this  Agreement,  no amendment of either this  Agreement or any  Transaction  under this  Agreement  shall be permitted  by either  party unless each of the Swap  Agencies  has been  provided  prior written  notice  of the same and S&P and  Moody's  confirms  in  writing  (including  by facsimile  transmission)  that it will not downgrade,  withdraw or otherwise  modify its then-current ratings of the Certificates.

(k)     NOTICE OF CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party  agrees,  upon  learning of the occurrence  or existence of any event or condition  that  constitutes  (or that with the giving of notice or  passage of time or both  would  constitute)  an Event of Default or
        Termination  Event with  respect to such party,  promptly to give the other Party and to each Swap Rating  Agency  notice of such event or  condition;  provided  that failure to provide  notice  of such  event or  condition  pursuant  to this  Part  5(l)  shall  not constitute an Event of Default or a Termination Event.

(l)     PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against,  or join  any  other  person  in  instituting  against  Party B, the
        Supplemental  Interest  Trust, or the trust formed pursuant to the Pooling and Servicing
        Agreement,  in any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings or other  proceedings  under any federal or state  bankruptcy or similar law for a period of one year (or, if longer,  the applicable  preference period) and one day following  payment  in full of the  Certificates  and any  Notes.  This  provision  will survive the termination of this Agreement.

(m)     SUPPLEMENTAL  INTEREST TRUST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly understood and agreed by the parties  hereto that (a) this  Agreement is executed by Deutsche  Bank
        Trust Company Americas ("Deutsche Bank") not in its individual  capacity,  but solely as
        Supplemental  Interest  Trust Trustee  under the Pooling and Servicing  Agreement in the exercise  of the powers and  authority  conferred  and  invested in it  thereunder;  (b)
        Deutsche  Bank has been  directed  pursuant to the [Pooling and  Servicing  Agreement to enter into this  Agreement  and to perform its  obligations  hereunder;  (c) each of the representations,  undertakings and agreements  herein made on behalf of the Supplemental
        Interest  Trust] is made and intended not as personal  representations  of Deutsche Bank but is made and  intended  for the  purpose of binding  only the  Supplemental  Interest
        Trust; and (d) under no circumstances  shall Deutsche Bank in its individual capacity be personally  liable  for any  payments  hereunder  or for the  breach or  failure  of any
        obligation,  representation,   warranty  or  covenant  made  or  undertaken  under  this
        Agreement.

(n)     SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement, or the application  thereof  to any  party  or  circumstance,  shall be held to be  invalid  or unenforceable  (in whole or in part) in any respect,  the remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue in full force and effect as if this
        Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without  material  change, the original  intentions of the parties as to the subject  matter of this  Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective  benefits  or  expectations  of the  parties;  provided,  however,  that this severability  provision  shall not be applicable if any provision of Section 2, 5, 6, or
        13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in  connection  with any such  Section)  shall  be so held to be  invalid  or unenforceable.

        The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or condition  with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible  to  that  of  the  invalid  or  unenforceable  term,  provision,  covenant  or condition.

(o)     [Reserved]

(p)     ESCROW  PAYMENTS.  If  (whether by reason of the time  difference  between the cities in which  payments  are to be  made  or  otherwise)  it is not  possible  for  simultaneous payments  to be made on any date on which both  parties are  required  to make  payments hereunder,  either Party may at its option and in its sole  discretion  notify the other
        Party that  payments on that date are to be made in escrow.  In this case deposit of the payment  due  earlier on that date shall be made by 2:00 pm (local time at the place for the earlier  payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment  instructions (i) to release the deposited payment to the intended  recipient upon receipt by the escrow agent of the required  deposit of any corresponding  payment  payable  by the  other  party on the same  date  accompanied  by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment  is not  made on that  same  date,  to  return  the  payment deposited  to the  party  that  paid it into  escrow.  The  party  that  elects  to have payments made in escrow shall pay all costs of the escrow arrangements.

 (q)    CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any  time  and  from  time to time,  by the  other  party of any and all  communications
        between  trading,   marketing,  and  operations  personnel  of  the  parties  and  their
        Affiliates,  waives any further  notice of such  monitoring or recording,  and agrees to notify such personnel of such monitoring or recording.

(r)     WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in respect of any in respect of any suit,  action or proceeding  relating to this Agreement or any Credit Support Document.

(s)     FORM OF ISDA  MASTER  AGREEMENT.  Party A and Party B hereby  agree that the text of the body of the ISDA Master  Agreement is intended to be the printed form of the ISDA Master
        Agreement  (Multicurrency  -  Crossborder)  as published and  copyrighted in 1992 by the
        International Swaps and Derivatives Association, Inc.

(t)     PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless notified in writing by Party
        B of other  payment  instructions,  any and all  amounts  payable  by Party A to Party B under  this  Agreement  shall  be  paid  to the  account  specified  in  Item 4 of  this
        Confirmation, below.

(u)     ADDITIONAL REPRESENTATIONS.

        (i)    REPRESENTATIONS  OF PARTY A. Party A  represents  to Party B on the date on which
               Party A enters into each Transaction that:--

               (1)    Party A's  obligations  under this  Agreement  rank pari passu with all of
                      Party  A's  other  unsecured,   unsubordinated  obligations  except  those
                      obligations preferred by operation of law.

               (2)    [Party A is a bank  subject to the  requirements  of 12 U.S.C.ss. 1823(e), its execution,  delivery and performance of this Agreement  (including the
                      Credit  Support  Annex and each  Confirmation)  have been  approved by its board of directors or its loan  committee,  such  approval is reflected in the  minutes  of said  board  of  directors  or loan  committee,  and this
                      Agreement  (including  the  Credit  Support  Annex and each  Confirmation)
                      will be maintained as one of its official  records  continuously  from the time of its  execution (or in the case of any  Confirmation,  continuously until such time as the relevant  Transaction  matures and the  obligations therefor are satisfied in full).]

        (ii)   CAPACITY.  Party A  represents  to Party B on the  date on  which  Party A enters into this  Agreement  that it is entering into the Agreement and the  Transaction as principal  and not as agent of any person.  Party B  represents  to Party A on the date on which Party B enters  into this  Agreement  it is  entering  into the
               Agreement and the Transaction through the Supplemental Interest Trustee.

(v)     ACKNOWLEDGEMENTS.

         (ii)  BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any,  of any  other  provision  of the  U.S.  Bankruptcy  Code  as  amended  (the
               "Bankruptcy Code") (including without limitation  Sections 362, 546, 556, and 560 thereof  and the  applicable  definitions  in Section 101  thereof),  the parties
               acknowledge  and  agree  that  all  Transactions   entered  into  hereunder  will
               constitute  "forward contracts" or "swap agreements" as defined in Section 101 of the  Bankruptcy  Code or  "commodity  contracts" as defined in Section 761 of the
               Bankruptcy  Code,  that  the  rights  of the  parties  under  Section  6 of  this
               Agreement will constitute contractual rights to liquidate Transactions,  that any margin or collateral provided under any margin, collateral,  security, pledge, or similar  agreement  related hereto will constitute a "margin  payment" as defined in  Section  101 of the  Bankruptcy  Code,  and that  the  parties  are  entities entitled to the rights under,  and  protections  afforded by,  Sections 362, 546,
               556, and 560 of the Bankruptcy Code.

(W)     NOTICES;  DEMANDS.  In the event that Party A fails to perform any of its  obligations under  this  Agreement  (including,  without  limitation,  its  obligations  to make any payment or transfer  collateral),  or breaches any of its representations and warranties hereunder,  or in the event that an Event of Default,  Termination  Event, or Additional
        Termination  Event occurs upon actual  knowledge  thereof,  Party B shall, no later than the next  Business  Day  following  such  failure,  breach  or  occurrence,  notify  the
        Depositor and give any notice of such failure  specified in this  Agreement and make any demand  specified in this Agreement.  In the event that Party A's obligations are at any time  guaranteed  by a third  party,  then to the extent  that Party A fails to make any payment or delivery  required  under terms of this  Agreement,  Party B shall,  no later than the next Business Day following  such failure,  demand that such guarantor make any and all payments then required to be made by the guarantor  pursuant to such  guarantee.
        Party B shall  cause any  replacement  swap  provider  to provide a copy of the  related replacement  derivative  agreement  to  the  Depositor.  For  the  avoidance  of  doubt, notwithstanding  anything in this  Agreement to the contrary,  the failure of Party B to comply with the  requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(X)     ADDITIONAL DEFINITIONS.

        As used in this Agreement,  the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

        "APPROVED  RATINGS  THRESHOLD" means each of the S&P Approved Ratings  Threshold and the
        Moody's First Trigger Ratings Threshold.

       "APPROVED  REPLACEMENT" means, with respect to a Market Quotation,  an entity making such
       Market  Quotation,  which entity would  satisfy  conditions  (a), (b), (c) and (e) of the definition  of  Permitted  Transfer  (which  shall be  evidenced  by Party B's receipt of confirmation  of the Rating  Agency  Condition)  if such  entity  were a  Transferee,  as defined in the definition of Permitted Transfer.

"DERIVATIVE  PROVIDER  TRIGGER  EVENT" means (i) an Event of Default with respect to which Party
A is a  Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole
Affected  Party or (iii) an  Additional  Termination  Event with respect to which Party A is the sole Affected Party.

"ELIGIBLE  GUARANTEE"  means an  unconditional  and  irrevocable  guarantee  of all  present and future  obligations (for the avoidance of doubt, not limited to payment  obligations) of Party A or an  Eligible  Replacement  to Party B under this  Agreement  that is  provided by an Eligible
Guarantor as principal  debtor rather than surety and that is directly  enforceable  by Party B, the form and  substance  of which  guarantee  are subject to the Rating  Agency  Condition  with respect  to S&P,  and either (A) a law firm has given a legal  opinion  confirming  that none of the  guarantor's  payments to Party B under such  guarantee  will be subject to Tax collected by withholding  or (B) such  guarantee  provides  that,  in the event that any of such  guarantor's payments to Party B are subject to Tax collected by  withholding,  such guarantor is required to pay such additional  amount as is necessary to ensure that the net amount  actually  received by
Party B (free and clear of any Tax  collected by  withholding)  will equal the full amount Party
B would have received had no such withholding been required.

"ELIGIBLE  GUARANTOR"  means an entity that has credit  ratings at least  equal to the  Approved
Ratings Threshold.

"ELIGIBLE  REPLACEMENT"  means an entity (A) (i) that has credit  ratings at least  equal to the
Approved  Ratings  Threshold,  or (ii) the present and future  obligations (for the avoidance of doubt,  not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an Eligible  Guarantee  provided by an Eligible  Guarantor  and (B) that
has  executed  an  indemnification   agreement  substantially  similar  to  the  Indemnification
Agreement as noticed to Party B by the Depositor.

"ESTIMATED  SWAP  TERMINATION  PAYMENT"  means,  with respect to an Early  Termination  Date, an amount  determined  by Party A in good  faith  and in a  commercially  reasonable  manner as the maximum  payment  that could be owed by Party B to Party A in respect of such Early  Termination
Date  pursuant to Section  6(e) of the ISDA Master  Agreement,  taking into account then current market conditions.

"FIRM OFFER" means (A) with respect to an Eligible  Replacement,  a quotation from such Eligible
Replacement  (i)  in an  amount  equal  to  the  actual  amount  payable  by or  to  Party  B in consideration of an agreement  between Party B and such Eligible  Replacement to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible, an  agreement  between  Party B and  such  Eligible  Replacement  to  enter  into a  Replacement
Transaction  (assuming that all Transactions  hereunder  become  Terminated  Transactions),  and
(ii)  that  constitutes  an  offer  by  such  Eligible  Replacement  to  replace  Party A as the counterparty  to this  Agreement or enter a  Replacement  Transaction  that will become  legally binding upon such Eligible  Replacement  upon  acceptance by Party B which shall be evidenced by
Party B's receipt of  confirmation  of the Rating Agency  Condition,  and (B) with respect to an
Eligible  Guarantor,  an offer by such Eligible  Guarantor to provide an Eligible Guarantee that will become legally  binding upon such Eligible  Guarantor upon  acceptance by the offeree which shall be evidenced by Party B's receipt of confirmation of the Rating Agency Condition.

"MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

"MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an  Eligible  Guarantee  or an  Eligible  Replacement,  (i) if such  entity has both a long-term unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's and a short-term
unsecured   and   unsubordinated   debt  rating  from   Moody's,   a  long-term   unsecured  and
unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of "A2" and a  short-term unsecured and unsubordinated  debt rating from Moody's of "Prime-1",  or (ii) if such entity has only a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's, a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from Moody's of
"A1".

"MOODY'S  SECOND TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit ratings from
Moody's at least equal to the Moody's Second Trigger Rating Threshold.

"MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an  Eligible  Guarantee  or an  Eligible  Replacement,  (i) if such  entity has both a long-term unsecured and  unsubordinated  debt rating or counterparty  rating from Moody's and a short-term
unsecured   and   unsubordinated   debt  rating  from   Moody's,   a  long-term   unsecured  and
unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of "A3"  or a  short-term unsecured and unsubordinated  debt rating from Moody's of "Prime-2",  or (ii) if such entity has only a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's, a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from Moody's of
"A3".

"PERMITTED   TRANSFER"   means  a  transfer  by  novation  by  Party  A  to  a  transferee  (the
"Transferee")  of all,  but not less than all,  of Party A's  rights,  liabilities,  duties  and obligations  under  this  Agreement,  with  respect  to  which  transfer  each of the  following conditions is satisfied:  (a) the  Transferee  is an Eligible  Replacement  that is a recognized dealer in  interest  rate swaps  organized  under the laws of the United  States of America or a jurisdiction  located  in the  United  States of  America,  (b) as of the date of such  transfer neither  Party B nor the  Transferee  would be  required to withhold or deduct on account of Tax from any payments under this Agreement,  (c) an Event of Default or Termination  Event would not occur as a result of such  transfer,  (d) Party B has  consented  in  writing  to the  transfer, which shall be  evidenced  by  satisfaction  of the Rating  Agency  Condition,  (e) the transfer would not give rise to a taxable event or any other adverse Tax  consequences  to Party B or its interest  holders,  as evidenced by an opinion of counsel  delivered to Party B, (f) pursuant to a written  instrument  (the  "Transfer  Agreement"),  the  Transferee  acquires  and assumes all rights and  obligations of Party A under the Agreement and the relevant  Transaction,  (g) Party
B shall  have  determined,  which  shall be  evidenced  by  satisfaction  of the  Rating  Agency
Condition,  that such  Transfer  Agreement is effective to transfer to the  Transferee  all, but not less than all, of Party A's rights and  obligations  under the  Agreement  and all  relevant
Transactions;  (h) Party A will be responsible for any costs or expenses  incurred in connection
with  such  transfer   (including   any   replacement   cost  of  entering  into  a  replacement
transaction);  (i) Moody's has been given prior  written  notice of such transfer and the Rating
Agency  Condition is satisfied  with respect to S&P; and (j) such  transfer  otherwise  complies with the terms of the Pooling and Servicing Agreement.

 "RATING AGENCY  CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Swap Rating  Agency (but not including  Moody's)  specified in connection with such  proposed act or  omission,  that the party acting or failing to act must consult with each of the specified  Swap Rating  Agencies  (but not including  Moody's) and receive from each such Swap Rating  Agency  (but not  including  Moody's) a prior  written  confirmation  that the proposed  action or  inaction  would not cause a downgrade  or  withdrawal  of the  then-current rating of any Certificates or Notes.

"RELEVANT  ENTITY" means Party A and, to the extent  applicable,  a guarantor  under an Eligible
Guarantee.

"REPLACEMENT  TRANSACTION"  means,  with  respect  to any  Terminated  Transaction  or  group of
Terminated  Transactions,  a transaction or group of transactions that (i) would have the effect of  preserving  for Party B the  economic  equivalent  of any payment or delivery  (whether  the underlying  obligation  was  absolute  or  contingent  and  assuming  the  satisfaction  of each applicable  condition  precedent)  by the  parties  under  Section  2(a)(i)  in  respect of such
Terminated  Transaction or group of Terminated  Transactions  that would, but for the occurrence of the relevant Early  Termination  Date, have been required after that Date, and (ii) has terms which are  substantially  the same as this  Agreement,  including,  without  limitation,  rating triggers,  Regulation AB compliance,  and credit support  documentation,  save for the exclusion of provisions  relating to Transactions  that are not Terminated  Transaction,  as determined by
Party B based solely on Party B's receipt of confirmation of the Rating Agency Condition.

"REQUIRED RATINGS DOWNGRADE EVENT" shall have the meaning assigned thereto in Part 5(d).

"REQUIRED  RATINGS  THRESHOLD"  means each of the S&P Required  Ratings  Threshold,  the Moody's
Second Trigger Ratings Threshold.

"S&P" means Standard & Poor's Rating Services,  a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

"S&P  APPROVED  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an
Eligible Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating  from  S&P of  "A-1",  or,  if such  entity  does  not have a  short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated debt rating from
S&P of "A+".

"S&P  REQUIRED  RATINGS  THRESHOLD"  means,  with  respect  to Party A, the  guarantor  under an
Eligible Guarantee or an Eligible  Replacement,  a long-term  unsecured and unsubordinated  debt rating from S&P of "BBB+".

"SWAP  RATING  AGENCIES"  means,  with  respect  to any date of  determination,  each of S&P and
Moody's,  to the extent that each such rating  agency is then  providing a rating for any of the
(the "Certificates") or any notes backed by the Certificates (the "Notes").

                       [Remainder of this page intentionally left blank.]

4.      Account Details and Settlement Information:

Payments to Party A:         HSBC Bank USA, National Association
                                             ABA # 021-001-088
                                             For credit to Department 299
                                             A/C: 000-04929-8
                                             HSBC Derivative Products Group

Payments to Party B:         Deutsche Bank Trust Company Americas
                             ABA Number: 021-001-003
                             Account Number: 01419663
                             Account Name: NYLTD Funds Control -
                             Stars West
                             Ref: RALI 2007-QA2 Swap

Payments to Master Servicer:

This  Agreement  may be  executed  in  several  counterparts,  each of which  shall be deemed an original but all of which together shall constitute one and the same instrument.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By: _______________________________
        Name:
        Title:

Party B, acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST,
ACTING THROUGH DEUTSCHE BANK TRUST COMPANY AMERICAS
NOT IN ITS INDIVIDUAL CAPACITY
BUT SOLELY IN ITS CAPACITY AS
SUPPLEMENTAL INTEREST TRUSTEE FOR THE BENEFIT OF THE
RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST

By:     _______________________________
        Name:
        Title:

                                          SCHEDULE I

  (all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to
                            Floating Rate Payer Period End Dates)

------------------------------------------------- -----------------
          For the Calculation Periods             Notional Amount
------------------------------------------------- -----------------
------------------------- ----------------------- -----------------
  From and including:      To but excluding the        in USD:
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      The Effective Date          March 25, 2007    343,000,000.03
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          March 25, 2007          April 25, 2007    332,923,821.22
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          April 25, 2007            May 25, 2007    323,143,469.36
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
            May 25, 2007           June 25, 2007    313,650,263.43
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           June 25, 2007           July 25, 2007    304,435,777.06
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           July 25, 2007         August 25, 2007    295,491,831.08
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
         August 25, 2007      September 25, 2007    286,810,486.20
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      September 25, 2007        October 25, 2007    278,384,036.07
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        October 25, 2007       November 25, 2007    270,205,000.38
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       November 25, 2007       December 25, 2007    262,266,118.26
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       December 25, 2007        January 25, 2008    254,560,341.84
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        January 25, 2008       February 25, 2008    247,080,830.00
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       February 25, 2008          March 25, 2008    239,820,942.31
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          March 25, 2008          April 25, 2008    232,774,233.15
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          April 25, 2008            May 25, 2008    225,934,445.97
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
            May 25, 2008           June 25, 2008    219,295,507.79
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           June 25, 2008           July 25, 2008    212,851,523.80
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           July 25, 2008         August 25, 2008    206,596,772.10
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
         August 25, 2008      September 25, 2008    200,525,698.65
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      September 25, 2008        October 25, 2008    194,632,912.40
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        October 25, 2008       November 25, 2008    188,913,180.42
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       November 25, 2008       December 25, 2008    183,361,423.34
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       December 25, 2008        January 25, 2009    177,972,710.76
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        January 25, 2009       February 25, 2009    172,742,257.01
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       February 25, 2009          March 25, 2009    167,665,416.75
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          March 25, 2009          April 25, 2009    162,737,680.99
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          April 25, 2009            May 25, 2009    157,954,673.00
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
            May 25, 2009           June 25, 2009    153,312,144.48
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           June 25, 2009           July 25, 2009    148,805,971.78
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           July 25, 2009         August 25, 2009    144,432,152.24
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
         August 25, 2009      September 25, 2009    140,186,800.64
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      September 25, 2009        October 25, 2009    136,066,145.73
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        October 25, 2009       November 25, 2009    132,066,526.99
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       November 25, 2009       December 25, 2009    128,184,391.24
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       December 25, 2009        January 25, 2010    124,411,140.14
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        January 25, 2010       February 25, 2010    120,748,898.42
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       February 25, 2010          March 25, 2010    117,194,343.39
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          March 25, 2010          April 25, 2010    113,744,326.09
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          April 25, 2010            May 25, 2010    110,395,764.02
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
            May 25, 2010           June 25, 2010    107,145,676.16
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           June 25, 2010           July 25, 2010    103,991,169.05
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           July 25, 2010         August 25, 2010    100,929,434.18
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
         August 25, 2010      September 25, 2010     97,957,745.51
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      September 25, 2010        October 25, 2010     95,073,457.05
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        October 25, 2010       November 25, 2010     92,274,000.50
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       November 25, 2010       December 25, 2010     89,556,882.99
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       December 25, 2010        January 25, 2011     86,919,684.86
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        January 25, 2011       February 25, 2011     84,360,057.48
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       February 25, 2011          March 25, 2011     81,875,721.22
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          March 25, 2011          April 25, 2011     79,464,463.39
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
          April 25, 2011            May 25, 2011     77,124,136.26
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
            May 25, 2011           June 25, 2011     74,852,655.19
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           June 25, 2011           July 25, 2011     72,647,996.78
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
           July 25, 2011         August 25, 2011     70,508,197.03
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
         August 25, 2011      September 25, 2011     68,431,349.63
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
      September 25, 2011        October 25, 2011     66,415,584.67
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        October 25, 2011       November 25, 2011     64,459,126.79
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       November 25, 2011       December 25, 2011     62,560,232.73
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
       December 25, 2011        January 25, 2012     60,706,979.33
------------------------- ----------------------- -----------------
------------------------- ----------------------- -----------------
        January 25, 2012    The Termination Date     58,908,539.16
------------------------- ----------------------- -----------------

                                           ANNEX A

                           PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                ANNEX A

                                         ISDA(R)
                                 CREDIT SUPPORT ANNEX
                                to the Schedule to the
                                 ISDA Master Agreement
                         dated as of FEBRUARY 27,2007 between
     HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or
                                      "Pledgor")
                                          and
  Deutsche Bank Trust Company Americas, not individually, but solely as trustee (the
 "Supplemental Interest Trust Trustee" or the "Trustee") on behalf of the supplemental interest trust with respect to the RALI Series 2007-QA2 Trust (the "Supplemental
                                   Interest Trust")
               (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained  in the  Agreement,  this Credit  Support  Annex shall  relate  solely to the
Transaction  documented in the  Confirmation  dated FEBRUARY 27, 2007 , between Party A and Party B, Reference Number 458541HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this
        Annex includes the following additional obligations:

        With respect to Party A: not applicable.

        With respect to Party B: not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

(i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)     "DELIVERY  AMOUNT" has the meaning  specified in Paragraph  3(a) as amended (I)
                      by deleting  the words  "upon a demand made by the Secured  Party on or  promptly  following  a Valuation  Date" and  inserting  in lieu  thereof  the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its  entirety  the sentence  beginning "Unless otherwise  specified in Paragraph 13"
                      and  ending  "(ii)  the  Value as of that  Valuation  Date of all
                      Posted Credit  Support held by the Secured  Party." and inserting in lieu thereof the following:

                      The  "DELIVERY   AMOUNT"   applicable  to  the  Pledgor  for  any
                      Valuation Date will equal the greatest of

                      (1)    the  amount by which  (a) the S&P  Credit  Support  Amount for such  Valuation  Date  exceeds (b) the S&P Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party,

                      (2)    the amount by which (a) the Moody's First  Trigger  Credit
                             Support  Amount for such  Valuation  Date  exceeds (b) the
                             Moody's First Trigger Value as of such  Valuation  Date of all Posted Credit Support held by the Secured Party, and

                      (3)    the  amount  by  which  (a)  the  Moody's  Second  Trigger
                             Credit  Support  Amount for such  Valuation  Date  exceeds
                             (b)  the  Moody's   Second   Trigger   Value  as  of  such
                             Valuation  Date of all Posted  Credit  Support held by the
                             Secured Party.

(B)     "RETURN  Amount"  has the meaning  specified  in  Paragraph  3(b) as amended by
                      deleting  in  its  entirety  the   sentence   beginning   "Unless
                      otherwise  specified  in  Paragraph  13"  and  ending  "(ii)  the
                      Credit  Support  Amount."  and  inserting  in  lieu  thereof  the following:

                      The  "RETURN  AMOUNT"  applicable  to the  Secured  Party for any
                      Valuation Date will equal the least of

                      (1)    the  amount  by  which  (a)  the  S&P  Value  as  of  such
                             Valuation  Date of all Posted  Credit  Support held by the
                             Secured  Party exceeds (b) the S&P Credit  Support  Amount for such Valuation Date,

                      (2)    the amount by which (a) the Moody's  First  Trigger  Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured  Party  exceeds (b) the Moody's  First
                             Trigger Credit  Support  Amount for such  Valuation  Date,
                             and

                      (3)    the amount by which (a) the Moody's  Second  Trigger Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured Party  exceeds (b) the Moody's  Second
                             Trigger Credit Support Amount for such Valuation Date.

(C)     "CREDIT  SUPPORT  AMOUNT"  shall not apply.  For  purposes of  calculating  any
                      Delivery   Amount  or  Return  Amount  for  any  Valuation  Date,
                      reference  shall be made to the S&P Credit  Support  Amount,  the
                      Moody's  First  Trigger  Credit  Support  Amount,  or the Moody's
                      Second  Trigger  Credit  Support  Amount,  in each  case for such
                      Valuation  Date,  as  provided  in  Paragraphs   13(b)(i)(A)  and
                      13(b)(i)(B), above.

(ii)    ELIGIBLE COLLATERAL.

On any date, the following items will qualify as "ELIGIBLE COLLATERAL"(for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                            S&P[/       MOODY'S
                                                           FITCH/        FIRST         MOODY'S
                                                            DBRS]       TRIGGER    SECOND TRIGGER
                                                          VALUATION   VALUATION      VALUATION
                 COLLATERAL                              PERCENTAGE   PERCENTAGE     PERCENTAGE
            (A)     Cash                                    100%         100%           100%
            (B)     Fixed-rate      negotiable     debt
                 obligations   issued   by   the   U.S.
                 Treasury     Department    having    a     98.5%        100%           100%
                 remaining  maturity  on  such  date of
                 not more than one year
            (C)     Fixed-rate      negotiable     debt
                 obligations   issued   by   the   U.S.
                 Treasury     Department    having    a
                 remaining  maturity  on  such  date of     89.9%        100%            94%
                 more  than one year but not more  than
                 ten years
            (D)     Fixed-rate      negotiable     debt
                 obligations   issued   by   the   U.S.
                 Treasury     Department    having    a     83.9%        100%            87%
                 remaining  maturity  on  such  date of
                 more than ten years

(iii)   OTHER ELIGIBLE SUPPORT.

               The  following  items will qualify as "OTHER  ELIGIBLE  SUPPORT" for the party specified:

               Not applicable.

(iv)    THRESHOLD.

(A)     "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)     "THRESHOLD"  means,  with respect to Party A and any Valuation  Date, zero if a
                      Collateral  Event has  occurred and has been  continuing  (x) for at least 30 days or (y) since  this  Annex was  executed  or if a
                      Required  Ratings  Downgrade Event has occurred or is continuing;
                      otherwise, infinity.

                      "THRESHOLD"  means,  with  respect  to Party B and any  Valuation
                      Date, infinity.

(C)     "MINIMUM  TRANSFER AMOUNT" means USD 50,000 for any Delivery Amount of Pledgor, unless the Pledor is the  Defaulting  Party,  in which case it is zero,  and  $50,000 for any Return  Amount of the Secured  Party,
                      unless the Secured  Party is a  Defaulting  Party,  in which case it is zero.

(D)     ROUNDING:  The  Delivery  Amount  will be  rounded up to the  nearest  integral multiple of USD 10,000.  The Return  Amount will be rounded  down to the nearest integral multiple of USD 1,000.

(c)     VALUATION AND TIMING.

(i)     "VALUATION  AGENT"  means  Party  A;  provided,  however,  that if an  Event of
               Default  shall  have  occurred  with  respect  to  which  Party A is the
               Defaulting  Party,  Party  B  shall  have  the  right  to  designate  as
               Valuation Agent an independent party,  reasonably acceptable to Party A, the cost for which  shall be borne by Party A. All  calculations  by the
               Valuation  Agent  must  be  made  in  accordance  with  standard  market practice,  including,  in the event of a dispute  as to the Value of any
               Eligible  Credit Support or Posted Credit Support,  by making  reference to quotations  received by the Valuation  Agent from one or more Pricing
               Sources.

(ii)    "VALUATION  DATE" means each Local  Business Day on which any of the S&P Credit
               Support  Amount,  the Moody's First Trigger Credit Support Amount or the
               Moody's Second Trigger Credit Support Amount is greater than zero.

(iii)   "VALUATION  TIME"  means the  close of  business  in the city of the  Valuation
               Agent on the Local  Business Day  immediately  preceding  the  Valuation
               Date  or  date  of  calculation,   as  applicable;   provided  that  the
               calculations of Value and Exposure will be made as of approximately  the same time on the same date.

(iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)     EXTERNAL  VERIFICATION.   Notwithstanding  anything  to  the  contrary  in  the
               definitions of Valuation  Agent or Valuation  Date, at any time at which
               Party A (or,  to the extent  applicable,  its Credit  Support  Provider)
               does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent shall (A)  calculate the
               Secured Party's  Exposure and the S&P Value of Posted Credit Suppport on
               each  Valuation  Date  based  on  internal  marks  and (B)  verify  such calculations  with external marks monthly by obtaining on the last Local
               Business  Day of  each  calendar  month  two  external  marks  for  each
               Transaction  to which  this  Annex  relates  and for all  Posted  Credit
               Suport;  such  verification  of the Secured  Party's  Exposure  shall be based on the higher of the two external  marks.  Each  external  mark in
               respect  of  a  Transaction   shall  be  obtained  from  an  independent
               Reference  Market-maker that would be eligible and willing to enter into such  Transaction  in the  absence of the current  derivative  provider, provided  that an  external  mark  may not be  obtained  from  the  same
               Reference  Market-maker  more than four  times in any  12-month  period.
               The  Valuation  Agent shall  obtain  these  external  marks  directly or through an independent  third party,  in either case at no cost to Party
               B. The  Valuation  Agent shall  calculate  on each  Valuation  Date (for purposes  of  this  paragraph,  the  last  Local  Business  Day in  each calendar month  referred to above shall be considered a Valuation  Date)
               the  Secured  Party's  Exposure  based on the  greater of the  Valuation
               Agent's  internal  marks and the  external  marks  received.  If the S&P
               Value on any such  Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit  Support Amount on such
               Valuation Date (in each case as determined  pursuant to this paragraph),
               Party A shall,  within three Local Business Days of such Valuation Date,
               Transfer to the Secured  Party  Eligible  Credit  Support  having an S&P
               Value as of the date of Transfer at least equal to such deficiency.

(vi)    NOTICE TO S&P.  At any time at which  Party A (or,  to the  extent  applicable, its Credit Support  Provider)  does not have a long-term  unsubordinated and  unsecured  debt rating of at least "BBB+" from S&P,  the  Valuation
               Agent shall provide to S&P not later than the  Notification  Time on the
               Local Business Day following each  Valuation  Date its  calculations  of the Secured  Party's  Exposure and the S&P Value of any Eligible  Credit
               Support  or  Posted  Credit  Support  for  that   Valuation   Date.  The
               Valuation  Agent shall also provide to S&P any external  marks  received pursuant to the preceding paragraph.

(d)     CONDITIONS  PRECEDENT AND SECURED  PARTY'S  RIGHTS AND REMEDIES.  The following
        Termination  Events will be a  "SPECIFIED  CONDITION"  for the party  specified
        (that party  being the  Affected  Party if the  Termination  Event  occurs with respect to that  party):  With respect to Party A: any  Additional  Termination
        Event with respect to which Party A is the sole  Affected  Party.  With respect to Party B: None.

(e)     SUBSTITUTION.

(i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)    CONSENT.  If  specified  here as  applicable,  then the Pledgor must obtain the
               Secured  Party's  consent for any  substitution  pursuant  to  Paragraph
               4(d):  Inapplicable.

(f)     DISPUTE RESOLUTION.

(i)     "RESOLUTION  TIME"  means  1:00 p.m.  New York time on the Local  Business  Day following  the date on which the notice of the  dispute  is given  under
               Paragraph 5.

(ii)    VALUE.  Notwithstanding  anything  to the  contrary  in  Paragraph  12, for the purpose of Paragraphs  5(i)(C) and 5(ii),  the S&P Value,  Moody's First
               Trigger  Value,  and  Moody's  Second  Trigger  Value,  on any date,  of
               Eligible Collateral other than Cash will be calculated as follows:

               For Eligible  Collateral in the form of  securities  listed in Paragraph
               13(b)(ii):  the sum of (A) the  product  of (1)(x)  the bid price at the
               Valuation Time for such securities on the principal national  securities exchange on which such securities are listed,  or (y) if such securities are not  listed on a  national  securities  exchange,  the bid price for such  securities  quoted at the Valuation  Time by any principal  market maker for such securities  selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date,  the bid price  listed or quoted  (as the case may be) at the  Valuation  Time for the day next preceding  such date on which such  prices  were  available  and (2) the applicable Valuation  Percentage for such Eligible  Collateral,  and (B)
               the  accrued   interest  on  such  securities   (except  to  the  extent
               Transferred  to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable price referred to in the immediately  preceding clause
               (A)) as of such date.

(iii)   ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

(i)     ELIGIBILITY TO HOLD POSTED COLLATERAL;  CUSTODIANS.  Party B (or any Custodian)
               will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

               Party B has appointed  as Custodian the entity then serving as Trustee.

(ii)    USE OF POSTED  COLLATERAL.  The provisions of Paragraph  6(c)(i) will not apply to Party B, but the  provisions  of  Paragraph  6(c)(ii)  will  apply to
               Party B.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

(i)     INTEREST RATE. The "INTEREST  RATE" will be the actual  interest rate earned on
               Posted  Collateral  in the  form of Cash  that is held by Party B or its
               Custodian, as specified in the Pooling and Servicing Agreement.

(ii)    TRANSFER OF INTEREST  AMOUNT.  The Transfer of the Interest Amount will be made on the second Local  Business  Day  following  the end of each  calendar month and on any other Local Business Day on which Posted  Collateral in the form of Cash is  Transferred  to the Pledgor  pursuant to  Paragraph
               3(b); provided,  however, that the obligation of Party B to Transfer any
               Interest  Amount to Party A shall be limited to the extent  that Party B has earned and  received  such  funds and such  funds are  available  to
               Party B.

(iii)   ALTERNATIVE  TO INTEREST  AMOUNT.  The  provisions  of Paragraph  6(d)(ii) will apply.

(i)     ADDITIONAL  REPRESENTATION(S).  There  are  no  additional  representations  by either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)     "VALUE" with respect to Other Eligible  Support and Other Posted Support means:
               not applicable.

(ii)    "TRANSFER"  with respect to Other  Eligible  Support and Other  Posted  Support
               means: not applicable.

(k)     DEMANDS AND NOTICES.All  demands,  specifications  and notices under this Annex will be made  pursuant to the Notices  Section of this  Agreement,  except that any demand,  specification or notice shall be given to or made at the following addresses,  or at such  other  address as the  relevant  party may from time to time  designate  by  giving  notice  (in  accordance  with  the  terms  of this paragraph) to the other party:

        If to Party A,

        Attn: Adrian Machin
        Tel: (212) 525-3358
        Fax: (212) 525-1101
        Email: CSACOLLATERAL@US.HSBC.COM
        If to Party B or its Custodian:

        RALI Series 2007-QA2
        c/o Deutsche Bank Trust Company Americas
        1761 East St. Andrew Place
        Santa Ana, California 92705
        Trust Administration - RF07A2

(l)     ADDRESS FOR  TRANSFERS.  Each Transfer  hereunder  shall be made to the address specified below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

        Party A account details:
        USD Cash Collateral Instructions:
        HSBC BANK USA NA
        ABA:  021001088
        A/C:    CSA Collateral
        A/C #: 713007176

        US Treasury Collateral Instructions:
        JPMChase NYC
        ABA: 021000021
        A/C:  MMCMG

        Party B and Party B Custodian account details:
        Deutsche Bank Trust Company Americas
        ABA #: 021 001 033
        Acct #: 01419663
        Acct. Name: NYLTD Funds Control - Stars West
        Ref: Trust Administration - RALI Series 2007-QA2

(m)     OTHER PROVISIONS.

(i)     COLLATERAL  ACCOUNT.  Party B shall  open and  maintain a  segregated  account, which shall be an Eligible  Account,  and hold,  record and identify all
               Posted Collateral in such segregated  account as required by the Pooling and Servicing Agreement.

(ii)    AGREEMENT AS TO SINGLE  SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B
               hereby  agree that,  notwithstanding  anything  to the  contrary in this
               Annex,  (a) the term  "Secured  Party" as used in this Annex  means only
               Party B, (b) the term  "Pledgor"  as used in this Annex means only Party
               A, (c) only  Party A makes  the  pledge  and grant in  Paragraph  2, the acknowledgement  in  the  final  sentence  of  Paragraph  8(a)  and  the representations in Paragraph 9.

(iii)   CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting the word
               "Value" and inserting in lieu thereof "S&P Value,  Moody's First Trigger
               Value,  Moody's  Second  Trigger  Value".  Paragraph  4(d)(ii) is hereby amended  by (A)  deleting  the words "a  Value"  and  inserting  in lieu thereof "an S&P Value,  Moody's First Trigger Value,  and Moody's Second
               Trigger  Value" and (B) deleting the words "the Value" and  inserting in lieu  thereof  "S&P Value,  Moody's  First  Trigger  Value,  and Moody's
               Second Trigger  Value".  Paragraph 5 (flush  language) is hereby amended by deleting the word  "Value" and  inserting in lieu thereof "S&P Value,
               Moody's  First  Trigger  Value,   or  Moody's  Second  Trigger   Value".
               Paragraph  5(i) (flush  language) is hereby amended by deleting the word
               "Value" and inserting in lieu thereof "S&P Value,  Moody's First Trigger
               Value,  and Moody's Second Trigger Value".  Paragraph  5(i)(C) is hereby amended by  deleting  the word "the  Value,  if" and  inserting  in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger Value, or Moody's Second Trigger Value,  as may be".  Paragraph 5(ii) is hereby amended by (1) deleting the first  instance of the words "the Value" and inserting  in lieu  thereof  "any one or more of the S&P Value,  Moody's
               First Trigger  Value,  or Moody's Second Trigger Value" and (2) deleting the second  instance  of the words "the  Value"  and  inserting  in lieu thereof  "such  disputed S&P Value,  Moody's  First  Trigger  Value,  or
               Moody's  Second  Trigger  Value".  Each  of  Paragraph  8(b)(iv)(B)  and
               Paragraph  11(a) is hereby  amended by  deleting  the word  "Value"  and inserting  in lieu  thereof  "least  of the  S&P  Value,  Moody's  First
               Trigger Value, and Moody's Second Trigger Value".

(iv)    FORM OF ANNEX.  Party A and Party B hereby agree that the text of  Paragraphs 1 through 12, inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral Form - ISDA Agreements  Subject
               to New York Law Only  version) as published and  copyrighted  in 1994 by the International Swaps and Derivatives Association, Inc.

(v)     EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of  Default to exist with respect to Party B except that  Paragraph  7(i) will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
               3(b)  of the  Credit  Support  Annex.  Notwithstanding  anything  to the contrary  in  Paragraph  7, any  failure  by Party A to  comply  with or perform any  obligation  to be  complied  with or  performed  by Party A under the Credit  Support Annex shall only be an Event of Default if (A)
               a Required Ratings  Downgrade Event has occurred and been continuing for
               30 or more Local  Business  Days and (B) such failure is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(vi)    EXPENSES.  Notwithstanding  anything  to the  contrary  in  Paragraph  10,  the
               Pledgor will be  responsible  for, and will  reimburse the Secured Party for,  all  transfer  and other  taxes and other  costs  involved  in any
               Transfer of Eligible Collateral.

(vii)   WITHHOLDING.  Paragraph  6(d)(ii) is hereby  amended by  inserting  immediately after "the  Interest  Amount" in the fourth line thereof the words "less any applicable withholding taxes."

(viii)  NOTICE OF  FAILURE  TO POST  COLLATERAL.  Upon any  failure  by Party A to post collateral as required  under this  Agreement,  Party B shall,  no later than the next Business Day after the date such  collateral  was required to be posted,  give a written  notice of such  failure to Party A and to
               Depositor.  For the  avoidance  of doubt,  notwithstanding  anything  in this  Agreement to the  contrary,  the failure of Party B to comply with the  requirements  of this  paragraph  shall not  constitute an Event of
               Default or Termination Event.

        (ix)   ADDITIONAL DEFINITIONS.  As used in this Annex:

               "COLLATERAL  EVENT" means that no Relevant  Entity has credit ratings at least equal to the Approved Ratings Threshold.

               "DBRS RATING  THRESHOLD  EVENT" means,  on any date, no Relevant  Entity has  credit  ratings  from  DBRS  which  are at least  equal to the DBRS
               Approved Ratings Threshold.

               "EXPOSURE" has the meaning  specified in Paragraph 12, except that after the word "Agreement" the words  "(assuming,  for this purpose only, that
               Part 1(f) of the Schedule is deleted)" shall be inserted.

               "FITCH RATING  THRESHOLD  EVENT" means,  on any date, no Relevant Entity has credit  ratings from Fitch which exceed the Fitch  Approved  Ratings
               Threshold.

               "LOCAL  BUSINESS DAY" means:  any day on which (A) commercial  banks are open for business  (including  dealings in foreign  exchange and foreign currency  deposits) in New York and the location of Party A, Party B and
               any   Custodian,   and  (B)  in  relation  to  a  Transfer  of  Eligible
               Collateral,  any day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for  acceptance and execution of settlement  instructions  (or in the case of a Transfer of Cash or other Eligible  Collateral for which delivery is contemplated by other  means a day on which  commercial  banks are open for  business
               (including  dealings in foreign  exchange  and foreign  deposits) in New
               York and the location of Party A, Party B and any Custodian.

               "MOODY'S FIRST TRIGGER  EVENT" means that no Relevant  Entity has credit ratings  from  Moody's  at least  equal  to the  Moody's  First  Trigger
               Ratings Threshold.

               "MOODY'S FIRST TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation
               Date, the excess, if any, of

               (I)    (A)    for  any  Valuation  Date on  which  (I) a  Moody's  First
                             Trigger  Event has  occurred and has been  continuing  (x)
                             for at least  30 Local  Business  Days or (y)  since  this
                             Annex  was  executed  and (II) it is not the  case  that a
                             Moody's   Second  Trigger  Event  has  occurred  and  been
                             continuing  for at least 30 Local  Business Days, the sum, for each  Transaction to which this Annex  relates,  of an amount equal to the following:

                             the  greater  of (a) zero  and (b) sum of (i) the  Secured
                             Party's  Transaction  Exposure  for such  Transaction  and
                             such   Valuation   Date  and  (ii)  the   product  of  the
                             applicable  Moody's  First  Trigger  Factor  set  forth in
                             Table 1 and the Notional  Amount for such  Transaction for the  Calculation  Period  which  includes  such  Valuation
                             Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A such Valuation Date.

               "MOODY'S  FIRST TRIGGER  VALUE"  means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price obtained by the
               Valuation  Agent  multiplied  by the  Moody's  First  Trigger  Valuation
               Percentage   for  such  Eligible   Collateral  set  forth  in  Paragraph
               13(b)(ii).

               "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

               "MOODY'S  SECOND TRIGGER EVENT" means that no Relevant Entity has credit ratings  from  Moody's  at least  equal to the  Moody's  Second  Trigger
               Ratings Threshold.

               "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means,  for any Valuation
               Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which  it is the  case  that a
                             Moody's   Second  Trigger  Event  has  occurred  and  been
                             continuing  for at least 30 Local  Business Days, the sum, for each  Transaction to which this Annex  relates,  of an amount equal to the following:

(1)     if such Transaction is not a Transaction-Specific Hedge,

                                    the  greatest  of (a) zero,  (b) the  amount of the
                                    next  payment  due to be paid by Party A under such
                                    Transaction,  and (c)  the  sum of (x) the  Secured
                                    Party's  Transaction  Exposure for such Transaction
                                    and  such  Valuation  Date and (y) the  product  of
                                    the  applicable  Moody's  Second Trigger Factor set
                                    forth in Table 2 and the  Notional  Amount for such
                                    Transaction  for  the   Calculation   Period  which
                                    includes such Valuation Date; or

(2)     if such Transaction is a Transaction-Specific Hedge,

                                    the  greatest  of (a) zero,  (b) the  amount of the
                                    next  payment  due to be paid by Party A under such
                                    Transaction,  and (c)  the  sum of (x) the  Secured
                                    Party's  Transaction  Exposure  for such  Valuation
                                    Date  and  (y)  the   product  of  the   applicable
                                    Moody's  Second Trigger Factor set forth in Table 3
                                    and the Notional  Amount for such  Transaction  for
                                    the   Calculation   Period  which   includes   such
                                    Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

                "MOODY'S  SECOND TRIGGER  TRANSACTION-SPECIFIC  HEDGE  NOTIONAL  AMOUNT
               MULTIPLIER" means 10%.

               "MOODY'S  SECOND TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral  other than Cash, the bid price obtained by the
               Valuation  Agent  multiplied  by the Moody's  Second  Trigger  Valuation
               Percentage   for  such  Eligible   Collateral  set  forth  in  Paragraph
               13(b)(ii).

               "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" 8%.

               "PRICING  SOURCES" means the sources of financial  information  commonly known as Bloomberg,  Bridge Information  Services,  Data Resources Inc.,
               Interactive Data Services,  International Securities Market Association,
               Merrill  Lynch  Securities  Pricing  Service,  Muller Data  Corporation,
               Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

               "S&P CREDIT SUPPORT  AMOUNT" means,  for any Valuation Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which an S&P Rating  Threshold
                             Event,  has occurred and been  continuing  for at least 30 days,  or  if  a  Required  Ratings  Downgrade  Event  has occurred  or is  continuing,  an amount  equal to the sum, for each  Transaction to which this Annex relates,  of the sum  of (1)  100.0%  of the  Secured  Party's  Transaction
                             Exposure  for such  Valuation  Date and (2) the product of
                             the  Volatility   Buffer  for  such  Transaction  and  the
                             Notional  Amount of such  Transaction  for the Calculation
                             Period of such  Transaction  which includes such Valuation
                             Date, or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "S&P RATING  THRESHOLD EVENT" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

               "S&P  VALUE"  means,  on any  date  and  with  respect  to any  Eligible
               Collateral  other than Cash,  the product of (A) the bid price  obtained by the  Valuation  Agent for such  Eligible  Collateral  and (B) the S&P
               Valuation   Percentage  for  such  Eligible   Collateral  set  forth  in
               paragraph 13(b)(ii).

               "SWAP  PROVIDER  TRIGGER  EVENT"  means:  (A) an Event of  Default  with respect to which Party A is a Defaulting  Party, (B) a Termination Event
               with  respect  to  which  Party A is the sole  Affected  Party or (C) an
               Additional  Termination  Event with respect to which Party A is the sole
               Affected Party.

               "TRANSACTION  EXPOSURE" means, for any Transaction,  Exposure determined as if such  Transaction  were the only  Transaction  between the Secured
               Party and the Pledgor.

               "TRANSACTION-SPECIFIC  HEDGE" means any Transaction  that is an interest rate cap, interest rate floor or interest rate swaption,  or an interest rate  swap if (x) the  notional  amount  of the  interest  rate  swap is
               "balance  guaranteed"  or (y) the notional  amount of the interest  rate swap for any  Calculation  Period  otherwise  is not a  specific  dollar amount that is fixed at the inception of the Transaction.

               "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P
               Value,  Moody's First Trigger  Value,  or Moody's  Second  Trigger Value
               with  respect  to any  Eligible  Collateral  or Posted  Collateral,  the
               applicable  S&P Valuation  Percentage,  Moody's First Trigger  Valuation
               Percentage,  or Moody's  Second  Trigger  Valuation  Percentage for such
               Eligible Collateral or Posted Collateral,  respectively, in each case as set forth in Paragraph 13(b)(ii).

               "VALUE" shall mean, in respect of any date,  the related S&P Value,  the related  Moody's First Trigger  Value,  and the related  Moody's  Second
               Trigger Value.

               "VOLATILITY  BUFFER" means, for any Transaction,  the related percentage set forth in the following table.

               The higher of  the      Remaining    Remaining    Remaining     Remaining
               S&P short-term credit   Weighted     Weighted      Weighted     Weighted
               rating of (i) Party A   Average       Average      Average       Average
               and (ii) the Credit      Maturity    Maturity      Maturity     Maturity
               Support Provider of     up to 3       up to 5      up to 10     up to 30
               Party A, if applicable    years        years        years         years
              ----------------------- ----------- ------------ ------------- ------------
               At least "A-2"            2.75%        3.25%        4.00%         4.75%
               ----------------------- ----------- ------------ ------------- ------------
               "A-3"                     3.25%        4.00%        5.00%         6.25%
               ----------------------- ----------- ------------ ------------- ------------
               "BB+" or lower            3.50%        4.50%        6.75%         7.50%
               ----------------------- ----------- ------------ ------------- ------------

(n)     TRUSTEE CAPACITY.

Notwithstanding  anything  herein  to the  contrary,  it is  expressly  understood  and agreed by the parties  hereto  that  (i) this  Credit  Support  Annex is  executed  and delivered by Deutsche Bank Trust Company  Americas,  not individually or personally but solely  as  Trustee  (the  "Trustee")  in the  exercise  of the  powers  and  authority conferred  and  vested  in it,  (ii) each  of  the  representations,  undertakings  and agreements  herein  made on the part of Party B is made and  intended  not as  personal representations,  undertakings  and  agreements by the Trustee but is made and intended for the  purpose  of binding  only Party B,  (iii) nothing  herein  contained  shall be construed as creating any  liability on the Trustee,  individually  or  personally,  to perform  any  covenant  (either  express or  implied)  contained  herein,  and all such liability,  if any, is hereby expressly  waived by the parties hereto,  and such waiver shall bind any third  party  making a claim by or through  one of the  parties  hereto;
proved that nothing in this  paragraph  shall relieve the Trustee form  performing  its duties and  obligations  under the Pooling and Servicing  Agreement in accordance  with the  standard  of care  set  forth  therein,  and  (iv) under  no  circumstances  shall
Deutsche  Bank Trust  Company  Americas  be  personally  liable for the  payment of any indebtedness  or  expenses  of Party B, or be liable  for the  breach or failure of any obligation,  representation,  warranty  or  covenant  made  or  undertaken  by  Party B hereunder or any related documents.

                   [Remainder of this page intentionally left blank]

                                        Table 1

                                  MOODY'S FIRST TRIGGER FACTOR

            REMAINING                         DAILY
      WEIGHTED AVERAGE LIFE                COLLATERAL
        OF HEDGE IN YEARS                    POSTING
            1 or less                         0.15%
More than 1 but not more than 2               0.30%
More than 2 but not more than 3               0.40%
More than 3 but not more than 4               0.60%
More than 4 but not more than 5               0.70%
More than 5 but not more than 6               0.80%
More than 6 but not more than 7               1.00%
More than 7 but not more than 8               1.10%
More than 8 but not more than 9               1.20%
More than 9 but not more than 10              1.30%
More than 10 but not more than 11             1.40%
More than 11 but not more than 12             1.50%
More than 12 but not more than 13             1.60%
More than 13 but not more than 14             1.70%
More than 14 but not more than 15             1.80%
More than 15 but not more than 16             1.90%
More than 16 but not more than 17             2.00%
More than 17 but not more than 18             2.00%
More than 18 but not more than 19             2.00%
More than 19 but not more than 20             2.00%
More than 20 but not more than 21             2.00%
More than 21 but not more than 22             2.00%
More than 22 but not more than 23             2.00%
More than 23 but not more than 24             2.00%
More than 24 but not more than 25             2.00%
More than 25 but not more than 26             2.00%
More than 26 but not more than 27             2.00%
More than 27 but not more than 28             2.00%
More than 28 but not more than 29             2.00%
          More than 29                        2.00%

                                        Table 2

          MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

           REMAINING                        DAILY
     WEIGHTED AVERAGE LIFE               COLLATERAL
       OF HEDGE IN YEARS                   POSTING
           1 or less                        0.50%
More than 1 but not more than 2             1.00%
More than 2 but not more than 3             1.50%
More than 3 but not more than 4             1.90%
More than 4 but not more than 5             2.40%
More than 5 but not more than 6             2.80%
More than 6 but not more than 7             3.20%
More than 7 but not more than 8             3.60%
More than 8 but not more than 9             4.00%
More than 9 but not more than 10            4.40%
More than 10 but not more than              4.70%
11
More than 11 but not more than              5.00%
12
More than 12 but not more than              5.40%
13
More than 13 but not more than              5.70%
14
More than 14 but not more than              6.00%
15
More than 15 but not more than              6.30%
16
More than 16 but not more than              6.60%
17
More than 17 but not more than              6.90%
18
More than 18 but not more than              7.20%
19
More than 19 but not more than              7.50%
20
More than 20 but not more than              7.80%
21
More than 21 but not more than              8.00%
22
More than 22 but not more than              8.00%
23
More than 23 but not more than              8.00%
24
More than 24 but not more than              8.00%
25
More than 25 but not more than              8.00%
26
More than 26 but not more than              8.00%
27
More than 27 but not more than              8.00%
28
More than 28 but not more than              8.00%
29
          More than 29                      8.00%

       Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                        Table 3

                     MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

            REMAINING                        DAILY
      WEIGHTED AVERAGE LIFE               COLLATERAL
        OF HEDGE IN YEARS                   POSTING
            1 or less                        0.65%
More than 1 but not more than 2              1.30%
More than 2 but not more than 3              1.90%
More than 3 but not more than 4              2.50%
More than 4 but not more than 5              3.10%
More than 5 but not more than 6              3.60%
More than 6 but not more than 7              4.20%
More than 7 but not more than 8              4.70%
More than 8 but not more than 9              5.20%
More than 9 but not more than 10             5.70%
More than 10 but not more than 11            6.10%
More than 11 but not more than 12            6.50%
More than 12 but not more than 13            7.00%
More than 13 but not more than 14            7.40%
More than 14 but not more than 15            7.80%
More than 15 but not more than 16            8.20%
More than 16 but not more than 17            8.60%
More than 17 but not more than 18            9.00%
More than 18 but not more than 19            9.40%
More than 19 but not more than 20            9.70%
More than 20 but not more than 21           10.00%
More than 21 but not more than 22           10.00%
More than 22 but not more than 23           10.00%
More than 23 but not more than 24           10.00%
More than 24 but not more than 25           10.00%
More than 25 but not more than 26           10.00%
More than 26 but not more than 27           10.00%
More than 27 but not more than 28           10.00%
More than 28 but not more than 29           10.00%
          More than 29                      10.00%

        IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Annex by their  duly authorized representatives as of the date of the Agreement.

      HSBC BANK USA, NATIONAL ASSOCIATION         RALI SERIES 2007-QA2 SUPPLEMENTAL INTEREST
                                                  TRUST, ACTING THROUGH DEUTSCHE BANK TRUST
                                                  COMPANY AMERICAS NOT IN ITS INDIVIDUAL CAPACITY
                                                  BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL
                                                  INTEREST TRUSTEE FOR THE BENEFIT OF THE RALI
                                                  SERIES 2007-QA2 SUPPLEMENTAL INTEREST TRUST

By:  _____________________________                By:_______________________________________
     Name                                              Name:
     Title:                                            Title:
     Date:                                             Date: